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                                                                 EXHIBIT 10.1(i)

                                AMENDMENT NO. 2
                  TO THE PROMISSORY NOTE DATED JULY 24, 1995
                           IN THE AMOUNT OF $649,000
                EXECUTED BY DAVID L. CARGILE AND ANN M. CARGILE
                     IN FAVOR OF US FACILITIES CORPORATION
                   __________________     __________________

   In connection with the July 21, 1995 amendment to the August 4, 1994 Agreement of Employment between US Facilities Corporation, a Delaware Corporation (the "Company" or "Lender"), and David L. Cargile (the "Executive"), the Company loaned $649,000 to David L. Cargile and Ann M. Cargile, husband and wife ("Borrower"). This loan was evidenced by a Promissory Note dated July 24, 1995 and secured by a Deed of Trust of even date therewith given by Borrower.

   Effective as of November 1, 1996, the Company and Executive entered into a new Agreement of Employment, the terms of which new Agreement of Employment require that the July 24, 1995 Promissory Note be amended as set forth in Amendment No. 1 to the Promissory Note and further amended in the manner as set forth in this Amendment No. 2 to the Promissory Note.

   NOW, THEREFORE, section 2. CREDITS is hereby amended in its entirety to read
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in full as follows:

   "2.  CREDITS
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        "Commencing on the date hereof, for so long as David L. Cargile is employed by Lender, at the end of each calendar month of such employment (to a maximum of sixty (60) months thereafter), Lender shall credit Borrower the amount of Six Thousand Nine Hundred Twenty Dollars ($6,920) per month (the `Credit'), which Credit shall be applied against and used to reduce the principal balance of this Note. In addition, and notwithstanding
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   the foregoing, if Borrower should die or become disabled (as defined under the Employment Agreement) while employed by Lender or should Borrower be terminated by Lender for any reason whatsoever on or before the 60th Payment Date, the full amount of the unpaid principal balance and any and all unpaid interest of the Note shall be forgiven."

   Except as modified by Amendment No. 1 and this Amendment No. 2, the terms and provisions of the July 24, 1995 Promissory Note Secured by Deed of Trust shall remain in full force and effect as provided therein.

   This Amendment shall be effective as of the 1st day of November, 1996.

BORROWER:
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/s/ David L. Cargile
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    DAVID L. CARGILE


/s/ Ann M. Cargile
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    ANN M. CARGILE